UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 11, 2017
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company (Corporate Office Properties Trust) ☐
Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Corporate Office Properties Trust ☐
Corporate Office Properties, L.P. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2017 Annual Meeting of Shareholders held on May 11, 2017, the shareholders of Corporate Office Properties Trust (the “Company”) approved the Corporate Office Properties Trust 2017 Omnibus Equity and Incentive Plan (the “Plan”), under which the Company may issue equity-based awards to officers, employees, non-employee trustees and consultants of the Company and its subsidiaries.  The Plan provides for a maximum of 3,400,000 shares of the Company’s common shares of beneficial interest to be issued in the form of share options, share appreciation rights, restricted share unit awards, restricted share awards, unrestricted share awards, dividend equivalent rights and other equity-based awards and for the granting of cash-based awards.  A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 27, 2017 entitled “Proposal 6—Approval of the 2017 Omnibus Equity and Incentive Plan,” in the subsection entitled “Summary of the 2017 Plan,” and is incorporated by reference into this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 11, 2017, the shareholders of the Company approved an amendment of Article VI, Section 6.9 of the Company’s Amended and Restated Declaration of Trust to grant shareholders the right to amend the Company’s bylaws (the “Declaration Amendment”). Article VI, Section 6.9 of the Amended and Restated Declaration of Trust previously provided that only the Board of Trustees had the right to adopt, amend or modify the Company’s bylaws. The foregoing summary is qualified in its entirety by reference to the Declaration Amendment, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Also effective on May 11, 2017, the Board of Trustees of the Company amended the Company’s Amended and Restated Bylaws effective upon the adoption of the Declaration Amendment to provide shareholders the right to adopt by simple majority vote amendments to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”).  As a result of the Bylaws Amendment, shareholders of the Company now have the right to propose amendments or modifications to the Company’s Amended and Restated Bylaws and to approve such amendments or modifications by a simple majority of the shares entitled to vote on such proposal. The foregoing summary is qualified in its entirety by reference to the Bylaws Amendment, which is filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 11, 2017, the Company held its Annual Meeting of Shareholders. At such meeting, the shareholders voted on proposals relating to:

•	the election of nine trustees, each for a one-year term;

•	approval of the Declaration Amendment;

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year;

•	an advisory vote on the frequency of future advisory votes on executive compensation;

•	an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement filed on March 27, 2017; and

•	approval of the Plan.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Thomas F. Brady	90,553,645	891,051	114,313	2,788,848
Stephen E. Budorick	91,273,670	171,513	113,826	2,788,848
Robert L. Denton, Sr.	90,419,850	1,024,493	114,666	2,788,848
Philip L. Hawkins	91,273,870	171,212	113,927	2,788,848
Elizabeth A. Hight	91,264,013	181,053	113,943	2,788,848
David M. Jacobstein	91,280,293	164,791	113,925	2,788,848
Stephen D. Kesler	90,553,867	891,016	114,126	2,788,848
C. Taylor Pickett	91,159,312	284,933	114,764	2,788,848
Richard Szafranski	91,247,180	196,582	115,247	2,788,848

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Approve Amendment to Amended and Restated Declaration of Trust Granting Shareholders the Right to Amend Company’s Bylaws	91,391,395	39,631	127,983	2,788,848

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	93,383,924	845,199	118,734	N/A

	Votes Cast
	1 Year	2 Year	3 Years	Abstain	Broker Non-Votes
Proposal 4: Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation	81,389,358	33,206	9,995,856	140,589	N/A

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 5: Advisory Vote to Approve Compensation of Named Executive Officers	89,137,672	1,862,031	559,306	2,788,848

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 6: Approve the 2017 Omnibus Equity and Incentive Plan	90,363,813	1,061,662	133,534	2,788,848

Item 9.01.             Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

Exhibit Number	Exhibit Title
3.1	Articles of Amendment of Amended and Restated Declaration of Trust of Corporate Office Properties Trust (1)
3.2	Second Amendment to Amended and Restated Bylaws of Corporate Office Properties Trust (1)
99.1	Corporate Office Properties Trust 2017 Omnibus Equity and Incentive Plan (2)

(1)	Incorporated herein by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on March 27, 2017.

(2)	Incorporated herein by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on March 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	May 17, 2017	Dated:	May 17, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3.1	Articles of Amendment of Amended and Restated Declaration of Trust of Corporate Office Properties Trust (1)
3.2	Second Amendment to Amended and Restated Bylaws of Corporate Office Properties Trust (1)
99.1	Corporate Office Properties Trust 2017 Omnibus Equity and Incentive Plan (2)

(1)	Incorporated herein by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on March 27, 2017.

(2)	Incorporated herein by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on March 27, 2017.